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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 22, 2004

                           LINDSAY MANUFACTURING CO.
             (Exact name of registrant as specified in its charter)


   Delaware                     1-13419                        47-0554096
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  (State of                   (Commission                     (IRS Employer
Incorporation)                File Number)                Identification Number)

  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                          68164
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(Address of principal executive offices)                         (Zip Code)

                                 (402) 428-2131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release, dated June 22, 2004, issued by the Company.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 22, 2004, the Company issued a press release announcing the Company's results of operations for the third fiscal quarter and nine-months ended May 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report, including the exhibit referenced in Item 7 above, is being "furnished" pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LINDSAY MANUFACTURING CO.


Dated: June 22, 2004                 By /s/ Bruce C. Karsk
                                        -------------------------------------
                                        Bruce C. Karsk, Executive Vice President
                                        and Chief Financial Officer